EXHIBIT 4.1
                                      BBI

                             BOSTON BIOMEDICA, INC.
                        WEST BRIDGEWATER, MASSACHUSETTS

NUMBER                                                                    SHARES
FBU
                                  COMMON STOCK
        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS

THIS STOCK IS TRANSFERABLE IN BOSTON, MASSACHUSETTS              CUSIP 100560101
           OR NEW YORK, NEW YORK

THIS CERTIFIES THAT                                              SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS




Is the owner of

  fully-paid and non-assessable shares of the COMMON STOCK, $.01 par value, of
                             BOSTON BIOMEDICA, INC.


(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts and to the Articles of Organization and the By-laws of the Corporation as from time to time amended. This Certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                             BOSTON BIOMEDICA, INC.
                              CORPORATE SEAL 1978
                                 MASSACHUSETTS


_______________________                               __________________________
President                                             Treasurer

COUNTERSIGNED AND REGISTERED:

American Securities Transfer & Trust, Inc.
____________________________
BY                         TRANSFER AGENT
                           AND REGISTRAR

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tennants in common              UNIF GIFT MIN ACT --     Custodian
TEN ENT - as tennants by the entireties           (Cust)               (Minor)
JT TEN  - as joint tennants with right of      under Uniform Gifts to Minors
          survivorship and not as tennants      Act _____________
          in common                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _____________, hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
   ______________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ shares of the common stock represented by the within Certificate and do hereby irrevocably constitute and appoint
_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                              __________________________________________________
                              THE SIGNATURE TO THIS  ASSIGNMENT  MUST CORRESPOND
                 NOTICE: WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

____________________________________________
THE SIGNATURE(S)  SHOULD BE GUARANTEED BY AN
ELIGIBLE   GUARANTOR   INSTITUTION   (BANKS,
STOCKBROKERS,  SAVINGS AND LOAN ASSOCIATIONS
AND  CREDIT  UNIONS  WITH  MEMBERSHIP  IN AN
APPROVED   SIGNATURE   GUARANTEE   MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad.-15.

The Corporation is authorized to issue more than one class of stock. A copy of the full text of the preferences, voting powers, qualifications and special or relative rights of the shares of each class of stock will be provided to the holder hereof upon written request and without charge.